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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005



                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2005, providing for the issuance of
                 Carrington Mortgage Loan Trust, Series 2005-NC1
                     Asset Backed Pass-Through Certificates)

                       CITIGROUP MORTGAGE LOAN TRUST INC.

             (Exact name of registrant as specified in its charter)


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
               Delaware                             333-117349-09                            01-0791848
---------------------------------------     ------------------------------    ---------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                           Identification Number)


               390 Greenwich Street
                New York, New York                                                              10013
--------------------------------------------------                             --------------------------------------
     (Address of Principal Executive Offices)                                                 (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

              (a)      Financial Statements.

                       Not applicable.

              (b)      Pro Forma Financial Information.

                       Not applicable.

              (c)      Exhibits.


                                 Item 601(a) of Regulation S-K
Exhibit No.                      Exhibit No.                        Description
-----------------------------   --------------------------------   -------------------------------
                                                                    Opinion and Consent of Thacher
1                                5.1, 8.1, 23.1                     Proffitt & Wood LLP.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2005


                                        CITIBANK MORTGAGE LOAN TRUST INC.

                                        By: /S/ Peter Steinmetz
                                           ------------------------------------
                                        Name: Peter Steinmetz
                                        Title: Vice President


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                                  EXHIBIT INDEX

                                 Item 601(a) of Regulation S-K
Exhibit No.                      Exhibit No.                        Description
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
1                                5.1, 8.1, 23.1                     Opinion and Consent of Counsel